KCG Holdings, Inc. (NYSE: KCG) Barclays Global Financial Services Conference September 10, 2014 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,”
“anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company,
LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight’s business as well as actions taken in response thereto and consequences thereof; (iii) the sale of KCG’s reverse mortgage origination and securitization business and the departure of the managers of KCG’s listed derivatives group; (iv)
changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney
General, Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the SEC, including, without limitation, those detailed under “Risk Factors” in
KCG’s Annual Report on Form 10-K for the year-ended December 31, 2013, under “Certain Factors Affecting Results of Operations” in KCG’s
Quarterly Report on Form 10-Q for the period ended June 30, 2014, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

Investment Rationale
1. A better model for the emerging competitive landscape – agile, scalable, pure-play, execution-only, non-bank
2. A developer of advanced technologies driving the shift in trading from analog to digital across asset classes
3. Additional integration-related synergies yet to be realized
4. Prospects for multiyear organic growth direct from core capabilities
5. Long-term growth opportunities from the implementation of regulations instituted in response to the global financial crisis of 2008

KCG helps retail and institutional investors
efficiently deploy capital in the secondary
market.
The KCG Model
Trading
Venues
Agency
Execution
Market
Making
Direct-to-client and non-client,
exchange-based market making
Agency-based trading
on behalf of clients
Agency-based trading between
principals to transactions

A leading, independent global securities firm
specializing in trading
Develops and applies advanced technologies to
market making, agency execution and trading
venues in multiple asset classes
Consistently delivers executions to sell- and buy-
side clients that drive trading performance
Contributes to better price discovery, deeper
liquidity, tighter spreads and lower costs for all
market participants

3Q14 Intra-Quarter Updates
Market conditions remain weak across asset classes
Avg. daily consolidated U.S. equity volume of 5.5 billion QTD through August (-8.5% QoQ) and
“retail” SEC Rule 605 shares traded of approximately 673 million (-2.5% QoQ)
Avg. realized volatility for the S&P 500 of 9.3 QTD through August (9.2 in 2Q14)
KCG actions to further reconfigure the client offering
Announced the sale of futures commission merchant (FCM) KCG Futures
Completed the integration of GETMatched ATS in the U.S. into other products
Discontinued corporate access services to concentrate on the execution only institutional market
Aggressive capital return to KCG stockholders continues
Repurchased approximately 2.9 million shares from the close of 2Q14 to the publication of the
Quarterly Report on Form 10-Q
New direction provided on regulatory initiatives
Public comment period on SEC pilot program to widen tick sizes for stocks of smaller companies
Additional SEC initiatives on U.S. equity market structure to focus on stability, fairness and transparency as well as eliminating broker conflicts

†
The number of shares outstanding of KCG Class A Common Stock was 118.1 million including restricted stock units at August 7, 2014 compared to 121.1 million including RSUs at June 30, 2014.
†

6,492
1,250
1,125
1,000
875
771
750
625
500
375
250
125
0
ADV (in millions)
809
194
1H14
1H14

77%
23%

KCG

The Market Making Segment
Market Making revenue distribution
1H14
U.S. equities Non-U.S. equities
Direct-to-client market making
A leading direct-to-client market maker serving
the sell side globally in an expanding number of
asset classes
A scale operation with competition based on
client relationships, market coverage, speed, fill
rates and execution quality
Currently offer liquidity in U.S. equities, listed
U.S. options, European equities, U.S.
Treasuries and FX (beta testing)
Non-client, exchange-based market making
A provider of best prices for buy and sell orders
on market centers
Active globally in select asset classes that are
largely electronic, fairly liquid and centrally
cleared
Anticipated future growth from the
modernization of markets for global equities,
fixed income, currencies and commodities

Sources: KCG, VistaOne Solutions, BATS Global Markets
ADV overall "retail" SEC Rule 605-eligible shares traded
KCG market making ADV of "retail" SEC Rule 605-eligible shares traded
ADV consolidated U.S. equity shares traded
KCG market making ADV of exchange-listed shares traded
KCG market making’s presence
in the U.S. equity market

KCG algorithmic services market share in the U.S. and European equity markets

5%
4%
3%
2%
1%
0%
4.2%
0.8%
1H14
KCG algorithms % of consolidated U.S. equity volume
KCG algorithms % of European equity notional value traded

Market share of KCG trading venues

Market share
20%
15%
10%
5%
12.9%
18.4%
6.6%
4.8%
1H14
1H14
1H14

KCG

The Global Execution Services Segment
Agency execution
A leading execution-only broker serving the buy
side in global equities
Offer algorithmic trading and an order routing
as well as access to sales traders for complex
trades
Anticipated future growth from increasing
penetration of KCG algorithms among the
leading asset managers
Trading venues
A developer and operator of marketplaces in
strategic asset classes
Anticipated future growth from the
modernization of markets – in particular FX
and fixed income – that remain manual, non-
transparent and illiquid
A 16.7% stake in global exchange BATS
KCG Hotspot % of institutional spot FX notional dollar volume among reporting venues
KCG BondPoint % of interdealer corporate bond transactions under 250 bonds
KCG BondPoint % of interdealer muni bond transactions under 250 bonds
Knight Match ATS % of dark U.S. equity liquidity
Sources: KCG, BATS Global Markets, Bloomberg, Reuters, EBS, TRACE, MSRB, Rosenblatt;
†
KCG’s strategic investment in BATS Global Markets, Inc. is contained in the Corporate and Other segment

†

KCG Risk Management
KCG’s risk management framework provides comprehensive controls and processes for ongoing management and monitoring of the major risks associated with the firm's daily business activities.
Risk of loss resulting from inadequate or failed internal
processes, systems, human error or external events
Real-Time
Risk
Risk of loss resulting from high-speed intra-day
activities managed by real-time risk processes and
controls
Financial or other loss derived through failure,
non-performance or underperformance of a
counterparty
Adverse change in the market value of portfolios and
financial instruments caused by a change in market
prices, spread, or rates

Strategic Imperatives
1. Get the integration right.
2. Concentrate on technology-based, scalable, non-capital intensive businesses.
3. Foster KCG’s intellectual capital, technology development and collaborative culture.
4. Strengthen the offering and expand the client network.
5. Focus on generating cash and maintaining a liquid balance sheet.

Primary Year One Activities
1. Get the integration right.
– Integrated direct-to-client and non-client, exchange-
based U.S. equity market making
– Consolidated institutional U.S. equity sales
– Combined overlapping units including algorithmic
services, options market making, DMM and LMM
– Consolidated broker dealers in the U.S. and U.K.
– Reorganized KCG Europe
– Consolidated support functions including Technology,
Finance, Legal, Compliance, Risk, HR and Facilities
2. Concentrate on technology-based,
scalable, non capital-intensive
businesses.
– Restructured the institutional ETF desk
– Sold subsidiary Urban Financial of America
3. Foster KCG’s intellectual capital,
technology development and
collaborative vulture.
– More than 15% of all KCG employees joined since the
merger close
– Began integrating the legacy technology platforms
– Consolidated offices in Chicago and London
4. Strengthen the offering and expand the
client network.
– Began beta testing direct-to-client market making in FX
– Introduced a new algorithm offering institutional clients
access to retail order flow
– Added quantitative-based trading strategy and analysis to
the client offering
5. Focus on generating cash and
maintaining a liquid balance sheet.
– Generated $186 million in free cash flow from operating
income
– Released $200 million in trapped excess liquidity
– Maintain a liquidity buffer of $350 million to support
day-to-day operations
– Substantially all financial instruments held as assets and liabilities are Level 1
– Reduced debt by $793 million and lowered the debt-to-
tangible equity ratio to 0.32

Earnings and free cash flow†

$70
$60
$50
$40
$30
$20
$10
$0
in $ millions
3Q13
4Q13
1Q14
2Q14
Non-GAAP pre-tax income from continuing operations
Free cash flow from operating income

Debt

$1,215
$1,250
$1,000
$750
$500
$250
$0
in $ millions
$422
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14

Consolidated expenses†

$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
in $ millions
3Q13
4Q13
1Q14
2Q14

KCG

Consolidated Financials
†
See addendum for a reconciliation of GAAP to non-GAAP financial results. Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in the Regulation G tables. Expenses exclude items contained in the Regulation G tables.
KCG balance sheet
(in $ millions) As of June 30, 2014
Cash and cash equivalents 600.9
Debt 422.3
Stockholders’ equity 1,533.7
— — —
Debt-to-tangible equity ratio
0.32
— — —
Book value per share
$12.66
Tangible book value per share
$11.04
Compensation and benefits Communications and data processing
Depreciation and amortization Debt interest expense
Professional fees Occupancy and equipment rentals
Business development Other

Potential Catalysts
Improvement in market conditions across asset classes
Growth from organic initiatives already underway
Realization of additional integration-related synergies
Further clarity on SEC market structure initiatives
Continued capital return through share repurchases
Long-term secular shifts in trading driven by regulation, technology and competition

3 months ended June 30, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     36,004 $     736 $     (22,233) $     14,507
Writedown of capitalized debt costs - - 1,995 1,995
Compensation related to reduction in workforce 383 1,886 800 3,069
Writedown of assets and lease loss accrual, net 452 - 1,489 1,941
Non-GAAP income (loss) from continuing operations before income taxes
$     36,839 $     2,622 $     (17,949) $     21,512
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended March 31, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes $     76,032 $     2,016 $     (18,664) $     59,384
Writedown of capitalized debt costs - - 7,557 7,557
Income resulting from the merger of BATS and Direct Edge, net - - (9,644) (9,644)
Writedown of assets and lease loss accrual, net
359 - (93) 266
Non-GAAP income (loss) from continuing operations before income taxes
$     76,391 $     2,016 $     (20,844) $     57,563

3 months ended September 30, 2013 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,853 $     (16,354) $     89,874 $     121,373
Gain on investment in Knight Capital Group, Inc.
- - (127,972) (127,972)
Compensation and other expenses related to reduction in workforce 2,309 15,132 - 17,441
Professional and other fees related to Mergers and August 1
technology
issue - - 7,269 7,269
Writedown of assets and lease loss accrual, net 108 - 828 936
Non-GAAP income (loss) from continuing operations before income taxes
$     50,270 $     (1,222) $     (30,001) $     19,048
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2013 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,951 $     (4,491) $     (60,159) $     (16,699)
Compensation and other expenses related to reduction in workforce
5,254 5,447 708 11,409
Professional and other fees related to Mergers and August 1 technology issue
- - 2,785 2,785
Writedown of capitalized debt costs - - 13,209 13,209
Gain on strategic asset - - (1,359) (1,359)
Writedown of assets and lease loss accrual - 1,681 8,819 10,500
Non-GAAP income (loss) from continuing operations before income taxes
$     53,205 $     2,637 $     (35,997) $     19,845

st
st

3 months ended June 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
103,430 3,069 100,361
Communications and data processing 38,279 - 38,279
Depreciation and amortization 19,823 - 19,823
Debt interest expense 7,497 - 7,497
Professional fees
7,337 - 7,337
Occupancy and equipment rentals
8,235 - 8,235
Business development
2,609 - 2,609
Writedown of assets, lease loss accrual and capitalized debt costs 3,936 3,936 -
Other 10,767 - 10,767
Total expenses $     201,913 $     7,005 $     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended March 31, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
122,319 - 122,319
Communications and data processing 36,796 - 36,796
Depreciation and amortization 20,103 - 20,103
Debt interest expense 9,524 - 9,524
Professional fees
5,402 - 5,402
Occupancy and equipment rentals
8,285 - 8,285
Business development
1,683 - 1,683
Writedown of assets, lease loss accrual and capitalized debt costs 7,823 7,823 -
Other 8,643 - 8,643
Total expenses $     220,578 $     7,823 $     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended December 31, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
112,209 11,409 100,800
Communications and data processing
37,512 - 37,512
Depreciation and amortization 19,566 - 19,566
Debt interest expense 12,943 - 12,943
Professional fees 7,734 2,491 5,243
Occupancy and equipment rentals
9,358 - 9,358
Business development
1,923 - 1,923
Writedown of assets, lease loss accrual and capitalized debt costs
23,709 23,709 -
Other 13,066 294 12,772
Total expenses $     238,020 $     37,903 $     200,117

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits
129,631 17,441 112,190
Communications and data processing
44,046 - 44,046
Depreciation and amortization 20,091 - 20,091
Debt interest expense 19,350 2,982 16,368
Professional fees 9,077 4,087 4,990
Occupancy and equipment rentals
8,898 - 8,898
Business development
2,644 200 2,444
Writedown of assets and lease loss accrual, net
936 936 -
Other 11,318 - 11,318
Total expenses $     245,991 $     25,647 $     220,345